                                                                   EXHIBIT 99.1


 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
      Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                              Prepared: November 5, 2001

                           $406,865,000 (Approximate)
                    GREENPOINT HOME EQUITY LOAN TRUST 2001-2
               Home Equity Loan Asset-Backed Notes, Series 2001-2

                                   [MBIA LOGO]
                                 (Note Insurer)


                                    WAL           Payment                                            Expected
                    Note          (Yrs.)       Window (Mths.)                                         Rating        Legal Final
  Class (1)      Balance (2)     Call/Mat         Call/Mat            Benchmark         Spread     (S&P/Moody's)      Maturity
-------------- ---------------- ------------ ------------------- --------------------- --------- ------------------ -------------
     A-1        $100,000,000     2.57/2.73       1-75/1-150        One Month LIBOR       TBD          AAA/Aaa        Nov. 2027
     A-2        $100,000,000     2.58/2.73       1-74/1-146        One Month LIBOR       TBD          AAA/Aaa        Nov. 2027
     A-3        $206,865,000     2.57/2.73       1-74/1-146        One Month LIBOR       TBD          AAA/Aaa        Nov. 2027
============== ================ ============ =================== ===================== ========= ================== =============
    Total       $406,865,000


(1) The Class A-1 Notes are backed by the cash flow from conforming balance adjustable-rate home equity revolving credit line mortgage loans according to Freddie Mac guidelines (the "Group I Mortgage Loans"). The Class A-2 Notes are backed by the cash flow from conforming balance adjustable-rate home equity revolving credit line mortgage loans according to Fannie Mae guidelines (the "Group II Mortgage Loans"). The Class A-3 Notes are backed by the cash flow from adjustable-rate home equity revolving credit line mortgage loans and fixed-rate closed-end second lien home equity mortgage loans (the "Group III Mortgage Loans"). (2) Subject to a plus or minus 10% variance.

Underwriter:                  Greenwich Capital Markets, Inc.

Seller & Servicer:            GreenPoint Mortgage Funding, Inc. (the "Company").

Sponsor: GreenPoint Mortgage Securities Inc. (a special purpose corporation and a wholly-owned subsidiary of the Company).

Note Insurer:                 MBIA Insurance Corporation ("MBIA").

Indenture Trustee:            The Bank of New York.

Owner Trustee:                Wilmington Trust Company.

Federal Tax Status:           It is anticipated that the Class A-1 Notes,
                              Class A-2 Notes and Class A-3 Notes (together, the "Notes") will be treated as debt instruments for federal income tax purposes.

Registration:                 The Notes will be available in book-entry form
                              through DTC.

Pricing Date:                 November [6], 2001.



GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
      Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Closing Date:                 On or about November 20, 2001.

Settlement Date:              On or about November 20, 2001.

Cut-off Date:                 For each Mortgage Loan in the mortgage pool on
                              the Closing Date, October 31, 2001. For each
                              Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of the (i) origination date of the Mortgage Loan or (ii) the last day of the month prior to the month in which such Mortgage Loan is acquired.

Payment Date:                 The 15th day of each month (or the next succeeding
                              business day), beginning in December 2001.

Interest Accrual Period:      The interest accrual period with respect to the
                              Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing
                              Date) and ending on the day prior to such Payment
                              Date (on an actual/360 basis).

Credit Enhancement:           Excess Interest, Overcollateralization, limited
                              Cross Collateralization, the Reserve Fund, a
                              Surety Policy (as defined herein) to be provided by MBIA.

ERISA Eligibility:            The Notes are expected to be ERISA eligible.
                              Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:              The Notes will not constitute "mortgage related
                              securities" for purposes of SMMEA.

Optional Redemption:          For each Class of Notes, on any Payment Date after
                              the Payment Date on which the related Note
                              Principal Balance is reduced to an amount less than or equal to 10% of the related Note Principal
                              Balance as of the Closing Date, the Sponsor may elect to redeem the related Class of Notes at par plus accrued interest.

Prepayment Assumption:        40% CPR, 20% Draw Rate on the HELOCs
                              30% CPR on the Closed-End Seconds

Initial Mortgage Loans:       As of the Cut-off Date, the aggregate principal
                              balance of the Initial Mortgage Loans will be approximately $349,085,646, of which: (i) approximately $98,670,820 will be in Group I (the
                              "Initial Group I Mortgage Loans"), (ii)
                              approximately $86,932,624 will be in Group II (the
                              "Initial Group II Mortgage Loans") and (iii) approximately $163,482,202 will be in Group III
                              (the "Initial Group III Mortgage Loans," and together with the Initial Group I and Initial
                              Group II Mortgage Loans, the "Initial Mortgage
                              Loans").

Pre-Funding Account:          An account (the "Pre-Funding Account") will be
                              established on the Closing Date into which approximately $57,780,142 will be deposited, of which approximately (i) $1,329,249 will be used to purchase subsequent Group I Mortgage Loans (the
                              "Subsequent Group I Mortgage Loans"), (ii)
                              $13,067,422 will be used to purchase subsequent
                              Group II Mortgage Loans (the "Subsequent Group II
                              Mortgage Loans") and (iii) $43,383,471 will be used to purchase subsequent Group III Mortgage
                              Loans (which may include up to approximately
                              $2,200,000 of fixed rate closed-end seconds) (the
                              "Subsequent Group III Mortgage Loans" and together with the Subsequent Group I Mortgage Loans and the
                              Subsequent Group II Mortgage Loans,


GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
      Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                              the "Subsequent Mortgage Loans"). On or prior to January 31, 2002 (the "Pre-Funding Period"), the amounts on deposit in the Pre-Funding Account will be used to purchase Subsequent Mortgage Loans having similar characteristics to the Initial Mortgage Loans (with any unused portion of such deposit amount relating to a class of Notes to be distributed as principal of the related class of Notes on the Payment Date after such date).

Initial Group I Mortgage
Loans: The Initial Group I Mortgage Loans will consist of approximately $98,670,820 of conforming balance (according to Freddie Mac guidelines) adjustable-rate home equity revolving credit line mortgage loans made under certain home equity revolving credit line loan agreements.

Initial Group II Mortgage
Loans: The Initial Group II Mortgage Loans will consist of approximately $86,932,624 of conforming balance (according to Fannie Mae guidelines) adjustable-rate home equity revolving credit line mortgage loans made under certain home equity revolving credit line loan agreements.

Initial Group III Mortgage
Loans: The Initial Group III Mortgage Loans will consist of approximately $163,482,202 of adjustable-rate home equity revolving credit line mortgage loans made under certain home equity revolving credit line loan agreements.

The Trust

GreenPoint Home Equity
Loan Trust 2001-2:            The GreenPoint Home Equity Loan Trust 2001-2 (the
                              "Trust") will issue the Class A-1 Notes, Class A-2
                              Notes, Class A-3 Notes and the Class S Securities.
                              The Class A-1 Notes are supported by the Group I
                              Mortgage Loans and the amount in the Pre-Funding
                              Account allocated for purchase of Subsequent Group
                              I Mortgage Loans. The Class A-2 Notes are supported by the Group II Mortgage Loans and the amount in the Pre-Funding Account allocated for purchase of Subsequent Group II Mortgage Loans.
                              The Class A-3 Notes are supported by the Group III
                              Mortgage Loans and the amount in the Pre-Funding
                              Account allocated for purchase of Subsequent Group
                              III Mortgage Loans.

                              The property of the Trust, as of the Closing Date, will consist primarily of the Initial Group I Mortgage Loans, the Initial Group II Mortgage Loans, the Initial Group III Mortgage Loans, the Pre-Funding Account, the Surety Policy and the Reserve Fund.

GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
      Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


The Notes

Class A-1 Notes:              The Class A-1 Notes receive distributions of
                              principal in the manner described below. The Class
                              A-1 Notes will receive interest on each Payment
                              Date based on a variable rate described more fully below.

Class A-2 Notes:              The Class A-2 Notes receive distributions of
                              principal in the manner described below. The Class
                              A-2 Notes will receive interest on each Payment
                              Date based on a variable rate described more fully below.

Class A-3 Notes:              The Class A-3 Notes receive distributions of
                              principal in the manner described below. The Class
                              A-3 Notes will receive interest on each Payment
                              Date based on a variable rate described more fully below.

Class S Securities:           The Class S Securities will be retained by the
                              Sponsor. The Class S Securities are interest only securities and are not entitled to payments of principal. The Class S Securities will accrue interest on a notional balance.

Credit Enhancement

Credit Enhancement:           The Noteholders will have the benefit of the
                              following credit enhancement;
                                  (a) a portion of Excess Interest Collections
                                      (described below);
                                  (b) the Overcollateralization Amount
                                      (described below);
                                  (c) limited Cross Collateralization
                                      (described below);
                                  (d) the Surety Policy (described below); and
                                  (e) the Reserve Fund (described below).

Excess
Interest Collections:         For each class of Notes, the related interest
                              collections minus the sum of (i) the related Class
                              A Note interest paid; (ii) the related servicing fee paid; (iii) the related premium paid to MBIA;
                              and (iv) the related trustee fees paid.

                              On each Payment Date, only 55% of the Excess
                              Interest Collections will be available to absorb losses and build overcollateralization. The remaining 45% of the Excess Interest Collections will be paid to the holder of the Class S Securities on each Payment Date.


GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
      Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class A-1 O/C  Amount:        The Class A-1 Noteholders will be entitled to
                              receive distributions of a portion of the related
                              Excess Interest Collections as payments of principal (the "Class A-1 Accelerated Principal
                              Payment") until the Class A-1
                              Overcollateralization Amount equals a certain percentage of the sum of the aggregate principal balance of the Group I Mortgage Loans (the "Group
                              I Mortgage Loan Balance") and any related amounts in the Pre-Funding Account (as specified in the Indenture) (the "Class A-1 Required
                              Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-1 Notes relative to the aggregate of the underlying Group I Mortgage Loans and any related amounts remaining in the Pre-Funding Account. On any Payment Date, the
                              Class A-1 Overcollateralization Amount will be the amount by which the aggregate of the Group I
                              Mortgage Loan Balance and any related amounts remaining in the Pre-Funding Account exceed the Class A-1 Note Principal Balance. On any Payment
                              Date on which the aggregate of the Group I
                              Mortgage Loan Balance and any related amounts remaining in the Pre-Funding Account do not exceed the Class A-1 Note Principal Balance by the Class
                              A-1 Required Overcollateralization Amount, a portion of the related Excess Interest Collections
                              (as described below) will be distributed as principal to the Class A-1 Noteholders to increase the Class A-1 Overcollateralization Amount to the
                              Class A-1 Required Overcollateralization Amount.

                              For any Payment Date, 55% of the related Excess Interest Collections, less any amounts deducted to cover related current period losses and unreimbursed draws on the Surety Policy, will be available to build overcollateralization to the required amount.

Class A-2 O/C Amount:         The Class A-2 Noteholders will be entitled to
                              receive distributions of a portion of the related
                              Excess Interest Collections as payments of principal (the "Class A-2 Accelerated Principal
                              Payment") until the Class A-2
                              Overcollateralization Amount equals a certain percentage of sum of the aggregate principal balance of the Group II Mortgage Loans (the "Group
                              II Mortgage Loan Balance") and any related amounts in the Pre-Funding Account (as specified in the Indenture) (the "Class A-2 Required
                              Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-2 Notes relative to the aggregate of the underlying Group II Mortgage
                              Loans and any related amounts remaining in the Pre-Funding Account. On any Payment Date, the
                              Class A-2 Overcollateralization Amount will be the amount by which the aggregate of the Group II
                              Mortgage Loan Balance and any related amounts remaining in the Pre-Funding Account exceed the Class A-2 Note Principal Balance. On any Payment
                              Date on which the aggregate of the Group II
                              Mortgage Loan Balance and any related amounts remaining in the Pre-Funding Account do not exceed the Class A-2 Note Principal Balance by the Class
                              A-2 Required Overcollateralization Amount, a portion of the related Excess Interest Collections
                              (as described below) will be distributed as principal to the Class A-2 Noteholders to increase the Class A-2 Overcollateralization Amount to the
                              Class A-2 Required Overcollateralization Amount.

                              For any Payment Date, 55% of the related Excess Interest Collections, less any amounts deducted to cover related current period losses and unreimbursed draws on the Surety Policy, will be available to build overcollateralization to the required amount.


GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
      Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class A-3 O/C Amount:         The Class A-3 Noteholders will be entitled to
                              receive distributions of a portion of the related
                              Excess Interest Collections as payments of principal (the "Class A-3 Accelerated Principal
                              Payment") until the Class A-3
                              Overcollateralization Amount equals a certain percentage of sum of the aggregate principal balance of the Group III Mortgage Loans (the
                              "Group III Mortgage Loan Balance") and any related amounts in the Pre-Funding Account (as specified in the Indenture) (the "Class A-3 Required
                              Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-3 Notes relative to the aggregate of the underlying Group III Mortgage
                              Loans and any related amounts remaining in the Pre-Funding Account. On any Payment Date, the
                              Class A-3 Overcollateralization Amount will be the amount by which the aggregate of the Group III
                              Mortgage Loan Balance and any related amounts remaining in the Pre-Funding Account exceed the Class A-3 Note Principal Balance. On any Payment
                              Date on which the aggregate of the Group III
                              Mortgage Loan Balance and any related amounts remaining in the Pre-Funding Account do not exceed the Class A-3 Note Principal Balance by the Class
                              A-3 Required Overcollateralization Amount, a portion of the related Excess Interest Collections
                              (as described below) will be distributed as principal to the Class A-3 Noteholders to increase the Class A-3 Overcollateralization Amount to the
                              Class A-3 Required Overcollateralization Amount.

                              For any Payment Date, 55% of the related Excess Interest Collections, less any amounts deducted to cover related current period losses and unreimbursed draws on the Surety Policy, will be available to build overcollateralization to the required amount.

Stepdown Date:                On or after the Payment Date occurring in June
                              2004, the Class A-1 Required Overcollateralization
                              Amount, the Class A-2 Required
                              Overcollateralization Amount and the Class A-3
                              Required Overcollateralization Amount will each be allowed to step down to a certain percentage
                              (specified in the Indenture, subject to certain performance triggers) of the aggregate principal balance of the related Mortgage Loans provided that the Class A-1 Required Overcollateralization
                              Amount, the Class A-2 Required
                              Overcollateralization Amount and the Class A-3
                              Required Overcollateralization Amount may not be less than 0.50% of the aggregate principal balance of the related Initial Mortgage Loans as of the Cut-off Date plus the related amounts in the Pre-Funding Account as of the Closing Date.

Cross Collateralization:      After paying (i) the "OC Deficit" (the amount by
                              which the related Note Principal Balance exceeds the aggregate of the related Group Mortgage Loan
                              Balance and related amounts in the Pre-Funding
                              Account) (ii) any unreimbursed draws on the Surety
                              Policy with respect to the related Class of Notes and (iii) the related Accelerated Principal
                              Payment, any remaining Excess Interest Collections with respect to the related Mortgage Loans will be used, to the extent necessary, (i) to pay accrued and unpaid interest to the other Classes of Notes;
                              (ii) to pay the OC Deficit on the other Classes of Notes and (iii) to pay unreimbursed draws on the Surety Policy with respect to the other Classes of Notes.

The Surety Policy:            MBIA will issue a note insurance policy with
                              respect to the Class A-1, Class A-2 and Class A-3
                              Notes which will guarantee timely payment of interest and ultimate repayment of principal to the Class A-1, Class A-2 and Class A-3
                              Noteholders.


GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
      Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Reserve Fund:                 The Reserve Fund will initially be funded with $0
                              on the Closing Date and then will be funded on each Payment Date up to the Reserve Fund Target
                              Amount. The "Reserve Fund Target Amount" will be equal to the sum of (i) the amount by which the Class A-1 Overcollateralization Amount is less than the Class A-1 Required Overcollateralization
                              Amount; (ii) the amount by which the Class A-2
                              Overcollateralization Amount is less than the Class A-2 Required Overcollateralization Amount and (iii) the amount by which the Class A-3
                              Overcollateralization Amount is less than the Class A-3 Required Overcollateralization Amount.
                              The Reserve Fund may be used to fund interest shortfalls and OC Deficits on all Classes of Notes and to pay any unreimbursed draws on the Surety
                              Policy with respect to all Classes of Notes.

Distributions on the Notes

Priority of Distributions

               Available funds with respect to each Class of Notes will be distributed as follows:

(i)      to the Indenture Trustee, the related trustee fee;
(ii)     to the Note Insurer, the related premium fee;
(iii)    to the related Class A Notes, current and unpaid interest;
(iv)     to the Class S Securities, 45% of the related Excess Interest
         Collections;
(v) to the Sponsor, until and including the Payment Date in November 2002, the excess, if any, of (i) the aggregate of additional draws on the related Mortgage Loans over (ii) the aggregate of principal collections on the related
         Mortgage Loans;
(vi)     to the related Class A Notes, the related Principal Payment Amount;
(vii)    to the related Class A Notes, any OC Deficit;
(viii) to the Note Insurer, the related reimbursement amount for any unreimbursed draws on the Surety Policy, with interest thereon;
(ix)     to the related Class A Notes, the related Accelerated Principal
         Payment;
(x)      to fund any deficiencies in payments with respect to (iii), (vii) and
         (viii) on the other Classes of Notes;
(xi)     to the Reserve Fund as specified herein;
(xii)    to pay any unreimbursed amounts to the Servicer;
(xiii) to the related Class A Notes, Deferred Interest and interest thereon at the related Class A Note Rate;
(xiv)    to pay a management fee pursuant to the Management Agreement; and
(xv)     to the residual holders, any remaining amounts.


GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
      Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Principal Distributions

Managed Amortization
Period: The Managed Amortization Period will begin on the Closing Date and end on the Payment Date occurring in November 2006 or earlier upon the occurrence of a Rapid Amortization Event (as described in the prospectus supplement). During the Managed Amortization Period, the Class A-1, Class A-2 and Class A-3 Noteholders will receive principal payments (the "Principal Payment Amount") equal to (a) the related Net Principal Collections (as defined herein) plus, for the Payment Date occurring in February 2002, any amounts remaining in the Pre-Funding Account distributed as principal minus (b) the related Overcollateralization Reduction Amount (as defined herein). The related
                               "Overcollateralization Reduction Amount" for each Class is the amount by which the related Overcollateralization Amount exceeds the related Required Overcollateralization Amount. The "Net Principal Collections" is equal to the amount (not less than zero) of the principal collections on the related Mortgage Loans for such Payment Date minus the aggregate of additional draws on existing related HELOCs which were created during such Payment Date.

Rapid Amortization Period:     Commencing no later than the Payment Date
                               occurring in December 2006 (or earlier, upon the occurrence of a Rapid Amortization Event), the Class A-1, Class A-2 and Class A-3 Noteholders will receive the Principal Payment Amount which is equal to (a) 100% of the related principal collections for such Payment Date minus (b) the related Overcollateralization Reduction Amount.

                               The aggregate distributions of principal to the holders of each Class of Notes shall not exceed the Note Principal Balance of such Class as of the Closing Date.

Interest Distributions

Interest Distributions:        Interest will be distributed to the Class A-1,
                               Class A-2 and Class A-3 Noteholders at a rate equal to the lesser of (a) One Month LIBOR plus the related margin and (b) the related Maximum
                               Rate. The margin on each Class of Notes will double after the first Payment Date on which the Optional Redemption is not exercised.

                               The "Maximum Rate" for each Class of Notes is generally equal to the lesser of (x) the weighted average of the loan rates (assuming the related HELOCs are fully indexed) of the related Mortgage Loans minus (i) the servicing fee rate, (ii) the insurance premium fee rate and (iii) the trustee fee rate (the result of such calculation being adjusted to an effective rate reflecting the accrual of interest on an actual/ 360 basis) and
                               (y) 15.50%. To the extent the Maximum Rate for a Class of Notes is less than One Month LIBOR plus the related margin (up to 15.50%) the deficiency will be deferred (the "Deferred Interest" for such Class). In no event is Deferred Interest rated by the rating agencies or guaranteed under the Surety Policy.


GREENWICH CAPITAL
=========----------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.


                          Weighted Average Life Tables*



Class A-1 To Call
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
=======================================================================================================================
 WAL (yr)                          4.04              3.18              2.57              2.11              1.75
 MDUR (yr)                         3.70              2.96              2.41              1.99              1.66
 First Prin Pay                  12/15/01          12/15/01          12/15/01          12/15/01          12/15/01
 Last Prin Pay                   09/15/10          03/15/09          02/15/08          03/15/07          06/15/06
-----------------------------------------------------------------------------------------------------------------------

Class A-1 To Maturity
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
=======================================================================================================================
 WAL (yr)                          4.30              3.38              2.73              2.24              1.87
 MDUR (yr)                         3.90              3.11              2.54              2.11              1.77
 First Prin Pay                  12/15/01          12/15/01          12/15/01          12/15/01          12/15/01
 Last Prin Pay                   06/15/19          02/15/17          05/15/14          05/15/12          11/15/10
-----------------------------------------------------------------------------------------------------------------------

Class A-2 To Call
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
=======================================================================================================================
 WAL (yr)                          4.01              3.18              2.58              2.13              1.76
 MDUR (yr)                         3.68              2.95              2.42              2.01              1.68
 First Prin Pay                  12/15/01          12/15/01          12/15/01          12/15/01          12/15/01
 Last Prin Pay                   07/15/10          02/15/09          01/15/08          04/15/07          06/15/06
-----------------------------------------------------------------------------------------------------------------------

Class A-2 To Maturity
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
=======================================================================================================================
 WAL (yr)                          4.26              3.37              2.73              2.26              1.88
 MDUR (yr)                         3.87              3.11              2.55              2.12              1.78
 First Prin Pay                  12/15/01          12/15/01          12/15/01          12/15/01          12/15/01
 Last Prin Pay                   02/15/19          10/15/16          01/15/14          03/15/12          10/15/10
-----------------------------------------------------------------------------------------------------------------------




*A draw rate of 20% is assumed with respect to the HELOCs.


GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

                          Weighted Average Life Tables*



Class A-3 To Call
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
Seconds Prepay Speed              10% CPR           20% CPR           30% CPR           40% CPR           50% CPR
=======================================================================================================================
 WAL (yr)                          4.01              3.18              2.57              2.13              1.76
 MDUR (yr)                         3.68              2.95              2.41              2.01              1.68
 First Prin Pay                  12/15/01          12/15/01          12/15/01          12/15/01          12/15/01
 Last Prin Pay                   07/15/10          02/15/09          01/15/08          04/15/07          06/15/06
-----------------------------------------------------------------------------------------------------------------------

Class A-3 To Maturity
-----------------------------------------------------------------------------------------------------------------------
HELOCs Prepay Speed               30% CPR           35% CPR           40% CPR           45% CPR           50% CPR
Seconds Prepay Speed              10% CPR           20% CPR           30% CPR           40% CPR           50% CPR
=======================================================================================================================
 WAL (yr)                          4.25              3.37              2.73              2.25              1.88
 MDUR (yr)                         3.86              3.10              2.54              2.12              1.78
 First Prin Pay                  12/15/01          12/15/01          12/15/01          12/15/01          12/15/01
 Last Prin Pay                   12/15/18          08/15/16          01/15/14          03/15/12          10/15/10
-----------------------------------------------------------------------------------------------------------------------



*A draw rate of 20% is assumed with respect to the HELOCs.



Group I Maximum Rate
Stress Scenario: Assuming that Prime Rate instantaneously increases to a level beyond the maximum obtainable rate on the Group I Mortgage Loans, One Month LIBOR instantaneously increases to 20.000% and the Prepayment Assumption is used, the Class A-1 Maximum Rate will equal 15.500% for each Payment Date until maturity.


Group II Maximum Rate
Stress Scenario: Assuming that Prime Rate instantaneously increases to a level beyond the maximum obtainable rate on the Group II Mortgage Loans, One Month LIBOR instantaneously increases to 20.000% and the Prepayment Assumption is used, the Class A-2 Maximum Rate will equal 15.500% for each Payment Date until maturity.


Group III Maximum Rate
Stress Scenario: Assuming that Prime Rate instantaneously increases to a level beyond the maximum obtainable rate on the Group III Mortgage Loans, One Month LIBOR instantaneously increases to 20.000% and the Prepayment Assumption is used, the Class A-3 Maximum Rate will equal 15.500% for each Payment Date until maturity.


GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                             Group I Mortgage Loans
                             As of the Cut-off Date


Aggregate Current Balance                    98,670,820
Number Of Loans                                   2,110

                                                                         Minimum              Maximum
Average Current Balance                         $46,763                       $0             $148,351
Average Credit Limit                            $60,064                  $10,000             $250,000

Weighted Average Loan Rate                        7.294 %                  5.750               12.625 %

Weighted Average Margin                           2.386 %                  0.000                6.125 %
Weighted Average Maximum Loan Rate               18.000 %                 18.000               18.000 %

Weighted Average Months to Next Reset                 1 months                 1                    4 months

Weighted Average Utilization Rate                 77.86 %                   0.00               100.00 %
Weighted Average Combined LTV                     81.75 %                  10.00               100.00 %

Weighted Average Credit Score                       705                      537                  819

Weighted Average Original Term                      213 months               180                  300 months
Weighted Average Original Draw Term                  93 months                60                  180 months
Weighted Average Remaining Term                     210 months               168                  300 months

First Due Date                                                      Mar 12, 2001         Nov 15, 2001
Maturity Date                                                       Oct 12, 2015         Oct 15, 2026


Top State Concentrations ($)             76.13% California, 4.59% Washington,
                                         2.45% Colorado
Maximum Zip Code Concentration ($)       0.73% 95111

GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Loan Type                                                          Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 HELOC Mortgage Loans                                                       2,110       $98,670,820.33              100.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Current Balance ($)                                                Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
              <=         0.00                                                  21                $0.00                0.00%
         0.01  -    10,000.00                                                  84           424,982.23                 0.43
    10,000.01  -    20,000.00                                                 207         3,160,815.72                 3.20
    20,000.01  -    30,000.00                                                 314         7,917,380.94                 8.02
    30,000.01  -    40,000.00                                                 349        12,138,341.45                12.30
    40,000.01  -    50,000.00                                                 419        19,349,268.28                19.61
    50,000.01  -    60,000.00                                                 156         8,587,190.28                 8.70
    60,000.01  -    70,000.00                                                 146         9,496,493.82                 9.62
    70,000.01  -    80,000.00                                                 130         9,700,501.61                 9.83
    80,000.01  -    90,000.00                                                  77         6,580,423.10                 6.67
    90,000.01  -   100,000.00                                                 151        14,683,030.71                14.88
   100,000.01  -   148,351.33                                                  56         6,632,392.19                 6.72
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Credit Limit ($)                                                   Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
    10,000.00  -    10,000.00                                                   5           $48,838.09                0.05%
    10,000.01  -    20,000.00                                                  84         1,342,835.95                 1.36
    20,000.01  -    30,000.00                                                 191         4,486,318.82                 4.55
    30,000.01  -    40,000.00                                                 301         9,355,126.58                 9.48
    40,000.01  -    50,000.00                                                 547        20,754,468.23                21.03
    50,000.01  -    60,000.00                                                 150         7,286,801.39                 7.38
    60,000.01  -    70,000.00                                                 134         7,751,648.06                 7.86
    70,000.01  -    80,000.00                                                 170        10,420,111.99                10.56
    80,000.01  -    90,000.00                                                  76         5,362,199.71                 5.43
    90,000.01  -   100,000.00                                                 369        23,938,671.83                24.26
   100,000.01  -   200,000.00                                                  82         7,921,583.76                 8.03
   200,000.01  -   250,000.00                                                   1             2,215.92                 0.00
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Loan Rate (%)                                                      Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
  5.750  -  6.000                                                           1,218       $54,128,622.90               54.86%
  6.001  -  6.500                                                             175         8,375,094.14                 8.49
  6.501  -  7.000                                                              41         1,874,659.90                 1.90
  7.001  -  7.500                                                              43         1,525,309.84                 1.55
  7.501  -  8.000                                                              50         2,070,203.55                 2.10
  8.001  -  8.500                                                              40         1,918,272.43                 1.94
  8.501  -  9.000                                                              73         3,967,344.37                 4.02
  9.001  -  9.500                                                              96         4,880,467.06                 4.95
  9.501  - 10.000                                                              98         4,379,327.76                 4.44
 10.001  - 10.500                                                             115         5,880,628.60                 5.96
 10.501  - 11.000                                                             113         6,869,930.76                 6.96
 11.001  - 11.500                                                              46         2,615,090.62                 2.65
 11.501  - 12.000                                                               1           123,820.81                 0.13
 12.501  - 12.625                                                               1            62,047.59                 0.06
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Margin (%)                                                         Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
        <=  0.500                                                             545       $24,938,443.77               25.27%
  0.501  -  1.000                                                             126         4,280,639.02                 4.34
  1.001  -  1.500                                                             135         5,511,481.28                 5.59
  1.501  -  2.000                                                              99         4,791,702.83                 4.86
  2.001  -  2.500                                                             146         7,720,596.61                 7.82
  2.501  -  3.000                                                             244        11,611,182.69                11.77
  3.001  -  3.500                                                             189         8,015,344.34                 8.12
  3.501  -  4.000                                                             248        10,899,905.31                11.05
  4.001  -  4.500                                                             272        14,942,715.46                15.14
  4.501  -  5.000                                                             102         5,680,248.26                 5.76
  5.001  -  5.500                                                               3           216,513.17                 0.22
  6.001  -  6.125                                                               1            62,047.59                 0.06
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Maximum Loan Rate (%)                                              Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 18.000                                                                     2,110       $98,670,820.33              100.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Months to Next Reset                                               Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
  1                                                                         1,417       $67,765,230.25               68.68%
  2                                                                           541        24,543,229.33                24.87
  3                                                                           151         6,247,360.75                 6.33
  4                                                                             1           115,000.00                 0.12
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Utilization Rate (%)                                               Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
        <=  10.00                                                              72          $152,927.52                0.15%
  10.01  -  20.00                                                              51           629,069.24                 0.64
  20.01  -  30.00                                                              75         1,312,888.19                 1.33
  30.01  -  40.00                                                              82         2,195,685.98                 2.23
  40.01  -  50.00                                                              83         2,627,821.59                 2.66
  50.01  -  60.00                                                              78         2,706,173.64                 2.74
  60.01  -  70.00                                                             103         4,277,219.59                 4.33
  70.01  -  80.00                                                              76         3,739,059.64                 3.79
  80.01  -  90.00                                                             106         5,688,951.05                 5.77
  90.01  - 100.00                                                           1,384        75,341,023.89                76.36
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Combined LTV (%)                                                   Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
        <=  10.00                                                               3           $93,031.38                0.09%
  10.01  -  20.00                                                              11           497,071.19                 0.50
  20.01  -  30.00                                                               5           215,044.30                 0.22
  30.01  -  40.00                                                              18           732,034.31                 0.74
  40.01  -  50.00                                                              46         2,375,030.28                 2.41
  50.01  -  60.00                                                              84         4,179,507.59                 4.24
  60.01  -  70.00                                                             171         8,182,004.34                 8.29
  70.01  -  80.00                                                             496        24,067,094.96                24.39
  80.01  -  90.00                                                             811        35,895,065.99                36.38
  90.01  - 100.00                                                             465        22,434,935.99                22.74
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Credit Score                                                       Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Not Available                                                                  8          $246,206.38                0.25%
 501  - 550                                                                     1            84,940.79                 0.09
 601  - 650                                                                   202         8,766,128.52                 8.88
 651  - 700                                                                   809        39,693,476.23                40.23
 701  - 750                                                                   707        33,171,574.29                33.62
 751  - 800                                                                   372        16,135,308.50                16.35
 801  - 819                                                                    11           573,185.62                 0.58
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Original Term (months)                                             Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 180                                                                        1,457       $71,743,856.03               72.71%
 300                                                                          653        26,926,964.30                27.29
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Original Draw Term (months)                                        Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
  60                                                                        1,457       $71,743,856.03               72.71%
 180                                                                          653        26,926,964.30                27.29
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Remaining Term (months)                                            Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 168  - 170                                                                     2           $96,544.64                0.10%
 171  - 176                                                                   422        22,147,517.76                22.45
 177  - 182                                                                 1,033        49,499,793.63                50.17
 291  - 296                                                                   166         7,317,786.19                 7.42
 297  - 300                                                                   487        19,609,178.11                19.87
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Delinquency                                                        Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Current                                                                    2,105       $98,459,741.91               99.79%
 30-59 Days Delinquent                                                          5           211,078.42                 0.21
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Index                                                              Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Prime Rate                                                                 2,110       $98,670,820.33              100.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Property Type                                                      Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Single Family                                                              1,477       $68,085,294.86               69.00%
 PUD-Detached                                                                 307        15,436,285.79                15.64
 Condominium                                                                  176         7,843,973.32                 7.95
 2-4 Units                                                                     97         5,000,756.91                 5.07
 PUD-Attached                                                                  53         2,304,509.45                 2.34
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Purpose                                                            Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Cash Out Refinance                                                         1,450       $68,251,810.91               69.17%
 Purchase                                                                     543        25,882,190.77                26.23
 Rate/Term Refinance                                                          117         4,536,818.65                 4.60
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Occupancy                                                          Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Primary                                                                    2,110       $98,670,820.33              100.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Documentation                                                      Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Limited Documentation                                                      1,227       $60,368,913.34               61.18%
 Full Documentation                                                           840        36,030,402.86                36.52
 No Ratio Documentation                                                        43         2,271,504.13                 2.30
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
State                                                              Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Arizona                                                                       28        $1,335,725.15                1.35%
 California                                                                 1,599        75,115,617.32                76.13
 Colorado                                                                      51         2,418,367.75                 2.45
 Connecticut                                                                    3           119,181.23                 0.12
 Delaware                                                                       1            79,926.63                 0.08
 District of Columbia                                                           1            56,284.43                 0.06
 Florida                                                                       28         1,125,241.87                 1.14
 Georgia                                                                       38         1,979,360.42                 2.01
 Idaho                                                                          4           167,446.23                 0.17
 Illinois                                                                      32         1,353,668.08                 1.37
 Kansas                                                                         1            20,222.21                 0.02
 Maine                                                                          1            53,625.08                 0.05
 Maryland                                                                      15           797,957.78                 0.81
 Massachusetts                                                                 41         1,961,387.82                 1.99
 Michigan                                                                       4           234,518.23                 0.24
 Montana                                                                        3            79,990.47                 0.08
 Nevada                                                                         5           241,571.83                 0.24
 New Jersey                                                                    14           772,156.82                 0.78
 New Mexico                                                                     4           122,578.84                 0.12
 New York                                                                      49         2,025,881.44                 2.05
 North Carolina                                                                14           646,918.28                 0.66
 Ohio                                                                           2            78,764.15                 0.08
 Oregon                                                                        41         1,959,081.03                 1.99
 Pennsylvania                                                                   9           272,910.13                 0.28
 Rhode Island                                                                   2            89,073.21                 0.09
 South Carolina                                                                 1            30,750.00                 0.03
 Utah                                                                          15           492,809.20                 0.50
 Vermont                                                                        1            40,843.26                 0.04
 Virginia                                                                       8           415,791.28                 0.42
 Washington                                                                    93         4,533,347.08                 4.59
 Wisconsin                                                                      2            49,823.08                 0.05
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,110       $98,670,820.33              100.00%
============================================================================================================================




GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                             Group II Mortgage Loans
                             As of the Cut-off Date



Aggregate Current Balance                                86,932,624
Number Of Loans                                               2,729

                                                                                                Minimum              Maximum
Average Current Balance                                     $31,855                                  $0             $175,442
Average Credit Limit                                        $40,927                              $6,300             $232,000

Weighted Average Loan Rate                                    7.108 %                             5.500               12.250 %

Weighted Average Margin                                       2.322 %                             0.000                8.500 %
Weighted Average Maximum Loan Rate                           18.000 %                            18.000               18.000 %

Weighted Average Months to Next Resert                            2 months                            1                    4 months

Weighted Average Utilization Rate                             77.83 %                              0.00               100.00 %
Weighted Average Combined LTV                                 79.93 %                              4.09               100.00 %

Weighted Average Credit Score                                   704                                 620                  814

Weighted Average Original Term                                  208 months                          180                  300 months
Weighted Average Original Draw Term                              88 months                           60                  180 months
Weighted Average Remaining Term                                 205 months                          160                  300 months

First Due Date                                                                             May 12, 2000         Dec 15, 2001
Maturity Date                                                                              Feb 12, 2015         Oct 15, 2026


Top State Concentrations ($)             51.81% California, 8.38% Washington,
                                         5.68%  New York
Maximum Zip Code Concentration ($)       0.67%  92065


GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Loan Type                                                          Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 HELOC Mortgage Loans                                                       2,729       $86,932,623.86              100.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Current Balance ($)                                                Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
              <=         0.00                                                  18                $0.00                0.00%
         0.01  -    10,000.00                                                 181         1,162,283.67                 1.34
    10,000.01  -    20,000.00                                                 590         9,156,837.71                10.53
    20,000.01  -    30,000.00                                                 792        20,047,223.61                23.06
    30,000.01  -    40,000.00                                                 493        17,258,580.23                19.85
    40,000.01  -    50,000.00                                                 334        15,086,416.59                17.35
    50,000.01  -    60,000.00                                                  99         5,524,068.62                 6.35
    60,000.01  -    70,000.00                                                  62         4,052,115.19                 4.66
    70,000.01  -    80,000.00                                                  52         3,848,286.15                 4.43
    80,000.01  -    90,000.00                                                  31         2,622,185.52                 3.02
    90,000.01  -   100,000.00                                                  55         5,345,793.37                 6.15
   100,000.01  -   175,441.55                                                  22         2,828,833.20                 3.25
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Credit Limit ($)                                                   Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
     6,300.00  -    10,000.00                                                  51          $460,351.67                0.53%
    10,000.01  -    20,000.00                                                 439         6,651,337.61                 7.65
    20,000.01  -    30,000.00                                                 730        17,110,685.34                19.68
    30,000.01  -    40,000.00                                                 463        14,501,502.37                16.68
    40,000.01  -    50,000.00                                                 531        18,979,195.11                21.83
    50,000.01  -    60,000.00                                                  95         4,439,087.10                 5.11
    60,000.01  -    70,000.00                                                  80         3,879,067.95                 4.46
    70,000.01  -    80,000.00                                                 100         5,489,568.76                 6.31
    80,000.01  -    90,000.00                                                  43         3,158,318.53                 3.63
    90,000.01  -   100,000.00                                                 154         8,703,275.25                10.01
   100,000.01  -   200,000.00                                                  41         3,266,934.98                 3.76
   200,000.01  -   232,000.00                                                   2           293,299.19                 0.34
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Loan Rate (%)                                                      Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
  5.500  -  5.500                                                               1           $46,382.03                0.05%
  5.501  -  6.000                                                           1,628        52,130,516.22                59.97
  6.001  -  6.500                                                             157         6,076,503.20                 6.99
  6.501  -  7.000                                                              42         1,049,806.99                 1.21
  7.001  -  7.500                                                              56         1,747,842.78                 2.01
  7.501  -  8.000                                                              59         1,833,441.09                 2.11
  8.001  -  8.500                                                              58         1,697,638.02                 1.95
  8.501  -  9.000                                                              78         2,742,958.97                 3.16
  9.001  -  9.500                                                             164         5,148,168.12                 5.92
  9.501  - 10.000                                                             194         5,324,140.31                 6.12
 10.001  - 10.500                                                             141         3,991,198.26                 4.59
 10.501  - 11.000                                                             103         3,631,311.99                 4.18
 11.001  - 11.500                                                              44         1,355,140.64                 1.56
 11.501  - 12.000                                                               3           110,152.52                 0.13
 12.001  - 12.250                                                               1            47,422.72                 0.05
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Margin (%)                                                         Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
        <=  0.500                                                             554       $20,668,661.83               23.78%
  0.501  -  1.000                                                             166         4,342,479.95                 5.00
  1.001  -  1.500                                                             165         5,086,817.87                 5.85
  1.501  -  2.000                                                             143         4,607,274.76                 5.30
  2.001  -  2.500                                                             215         6,991,750.47                 8.04
  2.501  -  3.000                                                             319        10,820,562.15                12.45
  3.001  -  3.500                                                             463        12,147,427.30                13.97
  3.501  -  4.000                                                             371        10,764,770.11                12.38
  4.001  -  4.500                                                             222         7,658,375.70                 8.81
  4.501  -  5.000                                                             103         3,609,010.69                 4.15
  5.001  -  5.500                                                               6           197,180.77                 0.23
  6.501  -  7.000                                                               1             5,312.26                 0.01
  8.001  -  8.500                                                               1            33,000.00                 0.04
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Maximum Loan Rate (%)                                              Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 18.000                                                                     2,729       $86,932,623.86              100.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


GREENWICH CAPITAL
==========---------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Months to Next Reset                                               Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
  1                                                                         1,721       $55,634,455.45               64.00%
  2                                                                           556        17,417,059.99                20.04
  3                                                                           450        13,754,108.42                15.82
  4                                                                             2           127,000.00                 0.15
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Utilization Rate (%)                                               Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
        <=  10.00                                                              71          $175,936.10                0.20%
  10.01  -  20.00                                                              55           528,927.37                 0.61
  20.01  -  30.00                                                              66         1,049,738.18                 1.21
  30.01  -  40.00                                                              86         1,691,060.26                 1.95
  40.01  -  50.00                                                              88         2,181,779.52                 2.51
  50.01  -  60.00                                                             110         3,057,519.53                 3.52
  60.01  -  70.00                                                             106         3,612,524.34                 4.16
  70.01  -  80.00                                                             112         4,381,620.09                 5.04
  80.01  -  90.00                                                             141         5,106,398.74                 5.87
  90.01  - 100.00                                                           1,894        65,147,119.73                74.94
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Combined LTV (%)                                                   Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
        <=  10.00                                                              21          $696,565.61                0.80%
  10.01  -  20.00                                                              33         1,098,961.30                 1.26
  20.01  -  30.00                                                              45         2,008,505.09                 2.31
  30.01  -  40.00                                                              34         1,412,348.62                 1.62
  40.01  -  50.00                                                              62         2,446,152.98                 2.81
  50.01  -  60.00                                                              99         4,235,501.34                 4.87
  60.01  -  70.00                                                             157         5,998,406.08                 6.90
  70.01  -  80.00                                                             449        17,576,580.53                20.22
  80.01  -  90.00                                                             874        23,341,940.21                26.85
  90.01  - 100.00                                                             955        28,117,662.10                32.34
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Credit Score                                                       Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 620  - 650                                                                   313        $9,393,757.20               10.81%
 651  - 700                                                                 1,130        35,188,446.45                40.48
 701  - 750                                                                   826        27,653,086.75                31.81
 751  - 800                                                                   436        13,951,889.46                16.05
 801  - 814                                                                    24           745,444.00                 0.86
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Original Term (months)                                             Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 180                                                                        2,047       $66,973,102.70               77.04%
 300                                                                          682        19,959,521.16                22.96
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Original Draw Term (months)                                        Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
  60                                                                        2,047       $66,973,102.70               77.04%
 180                                                                          682        19,959,521.16                22.96
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Remaining Term (months)                                            Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 160  - 164                                                                     3          $271,888.28                0.31%
 171  - 176                                                                   539        17,414,945.11                20.03
 177  - 182                                                                 1,505        49,286,269.31                56.69
 291  - 296                                                                   172         4,809,169.80                 5.53
 297  - 300                                                                   510        15,150,351.36                17.43
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Delinquency                                                        Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Current                                                                    2,715       $86,533,890.04               99.54%
 30-59 Days Delinquent                                                         14           398,733.82                 0.46
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================



GREENWICH CAPITAL
==========---------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Index                                                              Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Prime Rate                                                                 2,729       $86,932,623.86              100.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Property Type                                                      Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Single Family                                                              1,939       $63,456,116.79               72.99%
 Condominium                                                                  340         9,245,795.90                10.64
 PUD-Detached                                                                 274         8,464,960.99                 9.74
 2-4 Units                                                                    114         3,696,233.57                 4.25
 PUD-Attached                                                                  62         2,069,516.61                 2.38
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Purpose                                                            Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Cash Out Refinance                                                         1,758       $61,076,027.41               70.26%
 Purchase                                                                     823        21,991,900.46                25.30
 Rate/Term Refinance                                                          148         3,864,695.99                 4.45
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Occupancy                                                          Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Primary                                                                    2,728       $86,898,517.86               99.96%
 Non-owner                                                                      1            34,106.00                 0.04
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Documentation                                                      Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Limited Documentation                                                      1,676       $54,972,781.32               63.24%
 Full Documentation                                                           987        29,247,795.83                33.64
 No Ratio Documentation                                                        66         2,712,046.71                 3.12
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================


GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
State                                                              Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Arizona                                                                       96        $2,326,980.09                2.68%
 California                                                                 1,371        45,035,775.89                51.81
 Colorado                                                                     116         3,462,234.58                 3.98
 Connecticut                                                                    8           311,325.89                 0.36
 Delaware                                                                       2            39,613.54                 0.05
 District of Columbia                                                           5           316,357.26                 0.36
 Florida                                                                      105         2,785,976.16                 3.20
 Georgia                                                                       85         2,430,145.95                 2.80
 Idaho                                                                         19           473,603.01                 0.54
 Illinois                                                                      95         2,279,591.48                 2.62
 Indiana                                                                        7           166,913.46                 0.19
 Maine                                                                          2            55,150.00                 0.06
 Maryland                                                                      24           728,395.36                 0.84
 Massachusetts                                                                101         3,234,504.87                 3.72
 Michigan                                                                      12           406,628.11                 0.47
 Missouri                                                                       3           100,724.08                 0.12
 Montana                                                                       15           544,630.95                 0.63
 Nebraska                                                                       1            16,786.05                 0.02
 Nevada                                                                        37           950,761.69                 1.09
 New Hampshire                                                                 11           329,474.55                 0.38
 New Jersey                                                                    24           729,823.86                 0.84
 New Mexico                                                                    15           510,753.49                 0.59
 New York                                                                     131         4,936,176.27                 5.68
 North Carolina                                                                38         1,022,846.90                 1.18
 Ohio                                                                           7           110,458.54                 0.13
 Oregon                                                                        68         2,218,265.61                 2.55
 Pennsylvania                                                                  44         1,041,809.60                 1.20
 Rhode Island                                                                  14           454,360.85                 0.52
 South Carolina                                                                 9           244,333.36                 0.28
 South Dakota                                                                   1            21,284.92                 0.02
 Utah                                                                          49         1,526,538.74                 1.76
 Virginia                                                                      22           670,446.41                 0.77
 Washington                                                                   187         7,284,138.64                 8.38
 West Virginia                                                                  2            24,784.77                 0.03
 Wisconsin                                                                      3           141,028.93                 0.16
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       2,729       $86,932,623.86              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                            Group III Mortgage Loans
                             As of the Cut-off Date



Aggregate Current Balance                               163,482,202
Number Of Loans                                               3,295

                                                                                                Minimum              Maximum
Average Current Balance                                     $49,615                                  $0             $494,958
Average Credit Limit                                        $71,219                              $4,800             $500,000

Weighted Average Loan Rate                                    7.676 %                             2.500               13.875 %

Weighted Average Margin                                       2.531 %                             0.000                6.500 %
Weighted Average Maximum Loan Rate                           18.000 %                            18.000               18.000 %

Weighted Average Months to Next Reset                             1 months                            1                    4 months

Weighted Average Utilization Rate                             69.67 %                              0.00               100.00 %
Weighted Average Combined LTV                                 80.31 %                             10.00               100.00 %

Weighted Average Credit Score                                   705                                 578                  818

Weighted Average Original Term                                  205 months                          180                  300 months
Weighted Average Original Draw Term                              85 months                           60                  180 months
Weighted Average Remaining Term                                 202 months                          163                  300 months

First Due Date                                                                             May 12, 2000         Dec 15, 2001
Maturity Date                                                                              May 12, 2015         Oct 15, 2026


Top State Concentrations ($)               72.28% California, 3.52% New York,
                                           3.41% Washington
Maximum Zip Code Concentration ($)         2.05%  90210


GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Loan Type                                                          Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 HELOC Mortgage Loans                                                       3,295      $163,482,202.25              100.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Current Balance ($)                                                Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
              <=         0.00                                                 250                $0.00                0.00%
         0.01  -    10,000.00                                                 401         2,270,691.99                 1.39
    10,000.01  -    20,000.00                                                 489         7,187,429.11                 4.40
    20,000.01  -    30,000.00                                                 333         8,312,909.42                 5.08
    30,000.01  -    40,000.00                                                 314        11,168,165.09                 6.83
    40,000.01  -    50,000.00                                                 376        17,417,276.66                10.65
    50,000.01  -    60,000.00                                                 208        11,535,148.48                 7.06
    60,000.01  -    70,000.00                                                 192        12,470,062.91                 7.63
    70,000.01  -    80,000.00                                                 152        11,369,975.11                 6.95
    80,000.01  -    90,000.00                                                  77         6,559,834.17                 4.01
    90,000.01  -   100,000.00                                                 170        16,520,637.97                10.11
   100,000.01  -   200,000.00                                                 275        41,456,272.19                25.36
   200,000.01  -   300,000.00                                                  35         8,587,616.84                 5.25
              >    300,000.00                                                  23         8,626,182.31                 5.28
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Credit Limit ($)                                                   Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
     4,800.00  -    10,000.00                                                 178        $1,619,790.76                0.99%
    10,000.01  -    20,000.00                                                 420         5,790,988.14                 3.54
    20,000.01  -    30,000.00                                                 280         5,720,581.71                 3.50
    30,000.01  -    40,000.00                                                 276         8,311,982.07                 5.08
    40,000.01  -    50,000.00                                                 548        18,215,980.77                11.14
    50,000.01  -    60,000.00                                                 175         8,703,299.94                 5.32
    60,000.01  -    70,000.00                                                 185        10,236,846.48                 6.26
    70,000.01  -    80,000.00                                                 195        11,262,128.46                 6.89
    80,000.01  -    90,000.00                                                  96         5,843,483.17                 3.57
    90,000.01  -   100,000.00                                                 440        23,032,873.96                14.09
   100,000.01  -   200,000.00                                                 423        44,965,511.39                27.50
   200,000.01  -   300,000.00                                                  44         8,682,293.30                 5.31
              >    300,000.00                                                  35        11,096,442.10                 6.79
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Loan Rate (%)                                                      Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
  2.500  -  2.500                                                               1           $14,085.93                0.01%
  3.501  -  4.000                                                               1            10,000.00                 0.01
  5.501  -  6.000                                                           1,476        78,343,469.69                47.92
  6.001  -  6.500                                                             187         9,743,406.68                 5.96
  6.501  -  7.000                                                              57         3,342,899.11                 2.04
  7.001  -  7.500                                                              57         2,743,800.26                 1.68
  7.501  -  8.000                                                              35         2,267,395.96                 1.39
  8.001  -  8.500                                                              78         3,882,872.04                 2.38
  8.501  -  9.000                                                             130        10,766,212.00                 6.59
  9.001  -  9.500                                                             133         9,799,411.69                 5.99
  9.501  - 10.000                                                             179         6,413,253.96                 3.92
 10.001  - 10.500                                                             505        14,960,131.39                 9.15
 10.501  - 11.000                                                             345        15,229,994.16                 9.32
 11.001  - 11.500                                                              85         5,136,472.89                 3.14
 11.501  - 12.000                                                              15           574,164.31                 0.35
 12.001  - 12.500                                                               1            50,610.01                 0.03
 12.501  - 13.000                                                               4            51,514.45                 0.03
 13.001  - 13.500                                                               3            74,258.19                 0.05
 13.501  - 13.875                                                               3            78,249.53                 0.05
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Margin (%)                                                         Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
        <=  0.500                                                             719       $36,993,261.46               22.63%
  0.501  -  1.000                                                             121         5,219,063.83                 3.19
  1.001  -  1.500                                                             122         6,299,832.48                 3.85
  1.501  -  2.000                                                             169         8,515,677.72                 5.21
  2.001  -  2.500                                                             243        16,527,431.61                10.11
  2.501  -  3.000                                                             304        21,065,622.72                12.89
  3.001  -  3.500                                                             218         8,509,697.87                 5.21
  3.501  -  4.000                                                             650        21,949,418.01                13.43
  4.001  -  4.500                                                             580        28,525,419.03                17.45
  4.501  -  5.000                                                             151         9,134,793.71                 5.59
  5.001  -  5.500                                                              15           612,103.51                 0.37
  5.501  -  6.000                                                               2           110,880.30                 0.07
  6.001  -  6.500                                                               1            19,000.00                 0.01
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Maximum Loan Rate (%)                                              Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 18.000                                                                     3,295      $163,482,202.25              100.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Months to Next Reset                                               Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
  1                                                                         2,315      $112,014,459.53               68.52%
  2                                                                           457        25,573,684.49                15.64
  3                                                                           515        25,547,017.12                15.63
  4                                                                             8           347,041.11                 0.21
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Utilization Rate (%)                                               Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
        <=  10.00                                                             448          $473,777.05                0.29%
  10.01  -  20.00                                                              60           944,402.67                 0.58
  20.01  -  30.00                                                              82         2,198,160.91                 1.34
  30.01  -  40.00                                                              63         2,388,469.84                 1.46
  40.01  -  50.00                                                              96         4,425,911.51                 2.71
  50.01  -  60.00                                                              89         5,305,183.07                 3.25
  60.01  -  70.00                                                              96         6,170,931.32                 3.77
  70.01  -  80.00                                                              95         7,482,572.11                 4.58
  80.01  -  90.00                                                             117        10,295,182.63                 6.30
  90.01  - 100.00                                                           2,149       123,797,611.14                75.73
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Combined LTV (%)                                                   Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
        <=  10.00                                                               7          $113,794.39                0.07%
  10.01  -  20.00                                                              14           172,106.39                 0.11
  20.01  -  30.00                                                              13           343,368.40                 0.21
  30.01  -  40.00                                                              39         2,005,912.35                 1.23
  40.01  -  50.00                                                              59         4,118,620.72                 2.52
  50.01  -  60.00                                                             128         7,798,524.46                 4.77
  60.01  -  70.00                                                             250        16,767,615.73                10.26
  70.01  -  80.00                                                             668        43,662,421.26                26.71
  80.01  -  90.00                                                           1,678        66,826,742.39                40.88
  90.01  - 100.00                                                             439        21,673,096.16                13.26
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Credit Score                                                       Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Not Available                                                                  9          $232,746.68                0.14%
 551  - 600                                                                     1            65,906.88                 0.04
 601  - 650                                                                   224        13,789,157.50                 8.43
 651  - 700                                                                 1,218        64,082,853.34                39.20
 701  - 750                                                                 1,158        56,602,266.43                34.62
 751  - 800                                                                   662        28,061,227.67                17.16
 801  - 818                                                                    23           648,043.75                 0.40
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Original Term (months)                                             Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 180                                                                        2,572      $129,654,946.40               79.31%
 300                                                                          723        33,827,255.85                20.69
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Original Draw Term (months)                                        Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
  60                                                                        2,572      $129,654,946.40               79.31%
 180                                                                          723        33,827,255.85                20.69
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================




GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Remaining Term (months)                                            Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 163  - 164                                                                     2          $150,237.22                0.09%
 165  - 170                                                                     6           825,764.54                 0.51
 171  - 176                                                                   714        43,683,858.08                26.72
 177  - 182                                                                 1,850        84,995,086.56                51.99
 285  - 290                                                                     2           261,259.05                 0.16
 291  - 296                                                                   183        10,207,528.52                 6.24
 297  - 300                                                                   538        23,358,468.28                14.29
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Delinquency                                                        Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Current                                                                    3,278      $162,615,798.78               99.47%
 30-59 Days Delinquent                                                         17           866,403.47                 0.53
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Index                                                              Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Prime Rate                                                                 3,295      $163,482,202.25              100.00%
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Property Type                                                      Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Single Family                                                              2,164      $114,998,870.38               70.34%
 PUD-Detached                                                                 441        25,162,240.13                15.39
 2-4 Units                                                                    388        11,933,453.97                 7.30
 Condominium                                                                  241         9,219,484.52                 5.64
 PUD-Attached                                                                  61         2,168,153.25                 1.33
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Purpose                                                            Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Cash Out Refinance                                                         1,790      $108,742,726.63               66.52%
 Purchase                                                                   1,368        48,832,082.50                29.87
 Rate/Term Refinance                                                          137         5,907,393.12                 3.61
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Occupancy                                                          Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Primary                                                                    2,339      $141,701,526.85               86.68%
 Non-owner                                                                    877        19,744,517.80                12.08
 Second Home                                                                   79         2,036,157.60                 1.25
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================


                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
Documentation                                                      Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Limited Documentation                                                      2,086      $111,353,939.59               68.11%
 Full Documentation                                                         1,168        48,835,637.07                29.87
 No Ratio Documentation                                                        41         3,292,625.59                 2.01
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================




GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

           The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                             % of Aggregate
                                                                                     Principal Balance    Principal Balance
                                                                        Number of    Outstanding as of    Outstanding as of
State                                                              Mortgage Loans     the Cut-off Date     the Cut-off Date
----------------------------------------------------------------------------------------------------------------------------
 Arizona                                                                      131        $4,372,269.86                2.67%
 California                                                                 2,076       118,157,821.99                72.28
 Colorado                                                                      94         2,996,978.46                 1.83
 Connecticut                                                                   17           521,279.54                 0.32
 Delaware                                                                       3            33,088.04                 0.02
 District of Columbia                                                          12           508,117.76                 0.31
 Florida                                                                       94         1,828,630.89                 1.12
 Georgia                                                                      109         2,848,508.68                 1.74
 Idaho                                                                         10           274,021.92                 0.17
 Illinois                                                                      92         3,301,060.32                 2.02
 Indiana                                                                        7           210,118.09                 0.13
 Maryland                                                                      36         2,143,313.98                 1.31
 Massachusetts                                                                 97         3,749,238.79                 2.29
 Michigan                                                                       8           405,156.78                 0.25
 Mississippi                                                                    7           105,975.04                 0.06
 Missouri                                                                       2            40,000.00                 0.02
 Montana                                                                        4           208,042.79                 0.13
 Nebraska                                                                       2            55,380.58                 0.03
 Nevada                                                                        22         1,277,168.59                 0.78
 New Hampshire                                                                  8           164,259.85                 0.10
 New Jersey                                                                    38         1,991,731.61                 1.22
 New Mexico                                                                     9           212,151.45                 0.13
 New York                                                                     109         5,762,374.48                 3.52
 North Carolina                                                                19           261,985.05                 0.16
 Ohio                                                                           5            63,009.34                 0.04
 Oklahoma                                                                       1            15,000.00                 0.01
 Oregon                                                                        46         1,799,078.15                 1.10
 Pennsylvania                                                                  32           994,351.56                 0.61
 Rhode Island                                                                  19           328,422.17                 0.20
 South Carolina                                                                 8           348,112.23                 0.21
 Utah                                                                          21           623,583.73                 0.38
 Virginia                                                                      33         2,234,547.55                 1.37
 Washington                                                                   121         5,573,655.10                 3.41
 Wisconsin                                                                      2            63,767.88                 0.04
 Wyoming                                                                        1            10,000.00                 0.01
----------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,295      $163,482,202.25              100.00%
============================================================================================================================



GREENWICH CAPITAL
=========----------------------------------------------------------------------